GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
OCTOBER, 1998
PAYMENT: NOVEMBER 16, 1998

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               CUSIP # 393534AB8
                                                      TRUST ACCOUNT # 33-31958-0
                                                DISTRIBUTION DATE: NOV. 16, 1998


                                                                                    Per $1,000
Securitized Net Interest Margin Certificates                                         Original
--------------------------------------------                                      -------------
1.         Amount Available                                         878,920.93
                                                                --------------

Interest

2.         Aggregate Interest                                       178,293.94       1.92958810
                                                                --------------    -------------

3.         Amount Applied to:
           (a)    accrued but unpaid Interest

4.         Remaining:
           (a)    accrued but unpaid Interest

5.         Monthly Interest                                         178,293.94
                                                                --------------

Principal

6.         Current month's principal distribution                   700,626.99       7.58254318
                                                                --------------    -------------

7.         Remaining outstanding principal balance               26,554,497.73      287.3863391
                                                                --------------    -------------
           Pool Factor                                              0.28738634
                                                                --------------

8.         Present value of the projected remaining aggregate
           cashflows of the Finance I Assets and the Residual
           Assets, as of the immediately
           preceding Distribution Date                          478,151,946.95 **
                                                                --------------

9.         Aggregate principal balance of loans
           refinanced by Green Tree Financial                     1,655,188.53
                                                                --------------

10.        Weighted average CPR                                          14.18%
                                                                --------------

11.        Weighted average CDR                                           2.03%
                                                                --------------

12.        Annualized net loss percentage                                 1.20%
                                                                --------------


13.        Delinquency  30-59 day                                         0.81%
                                                                --------------
                        60-89 day                                         0.33%
                                                                --------------
                        90+ day                                           0.59%
                                                                --------------
                        Total 30+                                         1.73%
                                                                --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 10/15/98.

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
OCTOBER, 1998
PAYMENT: NOVEMBER 16, 1998




                                          FEE ASSETS
                      -----------------------------------------------------
                       GUARANTEE             INSIDE           FEE ASSET
                         FEES                 REFI              TOTAL
                      -----------------------------------------------------

GTFC 1994-1            94,773.34            43,990.13         138,763.47
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                      -----------------------------------------------------

                       94,773.34            43,990.13         138,763.47

TOTAL AMOUNT OF GUARANTEE FEES AND
     INSIDE REFINANCE PAYMENTS                                138,763.47
                                                           -------------

SUBORDINATED SERVICING FEES                                   322,750.16
                                                           -------------

PAYMENT ON FINANCE 1 NOTE                                     461,513.63
                                                           -------------

ALLOCABLE TO INTEREST (CURRENT)                                23,998.54
                                                           -------------

ALLOCABLE TO ACCRUED BUT UNPAID INTEREST                            0.00
                                                           -------------

ACCRUED AND UNPAID TRUSTEE FEES                                     0.00
                                                           -------------

ALLOCABLE TO PRINCIPAL                                        437,515.09
                                                           -------------

FINANCE 1 NOTE PRINCIPAL BALANCE                            3,231,050.95
                                                           -------------

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
OCTOBER, 1998
PAYMENT: NOVEMBER 16, 1998





                                   Inside
                Residual            Refi            Total
              ----------------------------------------------

GTFC 1994-1           0.00             0.00             0.00
GTFC 1994-2     104,311.86        19,435.28       123,747.14
GTFC 1994-3      18,039.79        17,390.54        35,430.33
GTFC 1994-4     234,603.63        23,626.20       258,229.83
              ----------------------------------------------

                356,955.28        60,452.02       417,407.30

              TOTAL RESIDUAL AND INSIDE
                  REFINANCE PAYMENTS              417,407.30